UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

The TS&W Portfolios

The Advisors' Inner Circle Fund

Annual Report October 31, 2012

- TS&W Equity Portfolio
- TS&W Fixed Income Portfolio

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

Dear Shareholders:

We are pleased to provide you with our annual report for the year ended October 31, 2012 on the TS&W Portfolios managed by Thompson, Siegel & Walmsley LLC (“TS&W”). On October 31, 2012 the Equity Portfolio’s value was $41,043,993 and the Fixed Income Portfolio’s value was $68,903,978. Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios. Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable? Our fixed income team primarily focuses on yield curve/duration analysis, sector analysis, and security selection. Relative value analysis, historical spread relationships, and fundamental credit analysis are also used in the construction of fixed income portfolios. Our long-term goal is to provide returns that exceed our benchmark indices over a complete economic or market cycle.

TS&W Equity Portfolio

The TS&W Equity Portfolio experienced a return of 9.77% after fees and expenses while the S&P 500 was up 15.21% in the twelve months ended October 31, 2012. For the most recent three-month period, the Equity Portfolio return was 4.31% after fees and expenses, while the benchmark index returned 2.96%.

The recent experience in the market has been encouraging as our process has been successful at identifying companies that are being rewarded by the marketplace for improving fundamentals coupled with attractive valuations. While the macro-economic factors that so dominated investor attentions have not been wholly resolved, they have moved off the front page and now investors appear to be focused once again on company specific factors. As well, the tilt in the marketplace toward very large, growth-oriented names has moderated as value stocks are once again performing in line with broad averages.

We have maintained our consistent focus on companies that offer fundamental catalysts and that produce high levels of cash flow relative to their market values.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

We have witnessed substantial multiple compressions even among high quality names as investor psyches have been mired in indifference. We firmly believe that a shift in investor sentiment lies ahead of us, to be triggered by some external catalyst or simply by the powerful relative valuation opportunity in stocks versus bonds. When that trigger occurs our Portfolios should deliver excellent returns; the improvement we have seen in the past four months serving as an initial indication of that opportunity.

TS&W Fixed Income Portfolio

The TS&W Fixed Income Portfolio gained 8.88% after fees and expenses in the twelve-month fiscal period ended October 31, 2012. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.25% over the same period. For the most recent three-month period, the Fixed Income Portfolio was up 1.96% while the benchmark index return gained 0.40%. Relative outperformance for the fiscal year end and most recent three months was driven primarily by the Portfolio’s overweight to corporate bonds. The Portfolio’s high yield bond allocation was especially beneficial during these time periods.

Interest rate volatility has persisted throughout the fiscal year with both the uncertainty in the Eurozone and quantitative easing by the Federal Reserve pushing and pulling interest rates higher and lower. The result for the fiscal year ending October 31, 2012 has been that the long end of the yield curve significantly outperformed the short end. The 30 year U.S. Treasury returned 10.82% versus a return of just 0.24% for the 2 year U.S. Treasury for the fiscal year. The past four months began quietly with both stock and bond markets moving sideways for the month of July. Entering August, the ‘on again, off again’ market dynamic was apparent. The Eurozone crisis was ‘off again’ and investors instead turned their attention to Ben Bernanke’s upcoming sequel entitled ‘QE3’, scheduled for release in September. Six days after a very weak August employment report, the Fed Chairman announced steps that were both more aggressive and open-ended than expected, indicating interest rates will remain low not only into 2015, but even well into any economic recovery. In addition, the Fed announced their intention to purchase $40 billion per month of agency mortgage-backed securities until further notice. Ben Bernanke has made it clear that as far as monetary policy is able to prevent it, the U.S. will not fall victim to deflationary forces on his watch.

The Portfolio is currently structured with duration of approximately 5 years with an A2 average credit rating. TS&W believes that one of the biggest beneficiaries of the Federal Reserve’s easy money has been corporate America. Companies have strengthened their balance sheets through refinancing at lower rates and by retiring

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

debt. As a result, TS&W continues to find great relative value in corporate bonds and mortgage-backed securities versus very low yielding treasury securities. TS&W believes that a strategy of investing in solid, stable companies with higher yielding debt securities will produce strong absolute and relative returns.

Respectfully submitted,

Horace P. Whitworth, CFA	Lawrence E. Gibson, CFA
Co-Chief Executive Officer	Co-Chief Executive Officer

This represents the managers’ assessment of the Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Definition of the Comparative Indices

Barclays U.S. Aggregate Bond Index is a fixed-income market value-weighted index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $250 million.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Top Ten Holdings at October 31, 2012
(as a percentage of Net Assets)

1.	Cisco Systems	2.92%	6.	Siemens ADR	2.19%
2.	Oracle	2.35%	7.	Microsoft	2.09%
3.	Johnson & Johnson	2.24%	8.	JPMorgan Chase	2.03%
4.	International Business Machines	2.23%	9.	Target	2.02%
5.	General Electric	2.23%	10.	Unilever	2.01%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY
PORTFOLIO

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2012
	1 Year	5 Years	10 Years
TS&W Equity Portfolio	9.77%	(2.46)%	6.12%
S&P 500 Index	15.21%	0.36%	6.91%

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED
INCOME PORTFOLIO

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2012
	1 Year	5 Years	10 Years
TS&W Fixed Income Portfolio	8.88%	6.86%	5.31%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. If the Adviser had not limited certain expenses, the Portfolio’s total return would have been lower.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2012

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.8%
	Shares	Value

CONSUMER DISCRETIONARY — 9.6%
Bed Bath & Beyond*	10,900	$628,712
Darden Restaurants	8,600	452,532
Liberty Media-Interactive, Cl A*	25,200	504,000
Macy’s	13,900	529,173
News, Cl A	25,600	612,352
Target	13,000	828,750
Walt Disney	8,100	397,467

		3,952,986

CONSUMER STAPLES — 7.1%
Kraft Foods Group*	11,133	506,329
Philip Morris International	5,500	487,080
Reynolds American	11,300	470,532
Unilever	22,500	825,525
Walgreen	17,900	630,617

		2,920,083

ENERGY — 12.0%
BP ADR	17,300	741,997
Chevron	5,900	650,239
EOG Resources	5,000	582,450
Exxon Mobil	7,300	665,541
National Oilwell Varco	5,300	390,610
Noble	14,400	543,456
Occidental Petroleum	9,300	734,328
Royal Dutch Shell ADR, Cl B	8,500	600,355

		4,908,976

FINANCIALS — 12.4%
Annaly Capital Management	22,900	369,606
CBRE Group, Cl A*	22,600	407,252
Chubb	5,600	431,088
Citigroup	15,900	594,501
Comerica	21,700	646,877
JPMorgan Chase	19,950	831,516
Prudential Financial	10,200	581,910
SunTrust Banks	22,100	601,120
WR Berkley	15,700	610,573

		5,074,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 14.9%
Abbott Laboratories	6,200	$406,224
Baxter International	11,500	720,245
Cigna	12,300	627,300
Hologic*	33,100	682,522
Humana	5,200	386,204
Johnson & Johnson	13,000	920,660
Merck	13,400	611,442
Novartis ADR	11,400	689,244
Pfizer	24,500	609,315
Teva Pharmaceutical Industries ADR	11,500	464,830

		6,117,986

INDUSTRIALS — 16.8%
Deere	7,200	615,168
Foster Wheeler*	26,300	585,701
General Electric	43,400	914,004
Koninklijke Philips Electronics	25,400	637,032
L-3 Communications Holdings	7,100	523,980
Norfolk Southern	11,200	687,120
Northrop Grumman	10,300	707,507
Rockwell Collins	15,100	809,058
Siemens ADR	8,900	898,099
Southwest Airlines	57,900	510,678

		6,888,347

INFORMATION TECHNOLOGY — 18.1%
Applied Materials	35,800	379,480
CA	15,800	355,816
Cisco Systems	70,000	1,199,800
Corning	42,700	501,725
EMC*	22,900	559,218
International Business Machines	4,700	914,291
Microsoft	30,100	858,903
Oracle	31,000	962,550
SanDisk*	15,300	638,928
Symantec*	27,600	502,044
Xilinx	17,400	570,024

		7,442,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares/Face Amount	Value

MATERIALS — 3.2%
Freeport-McMoRan Copper & Gold	17,700	$688,176
Monsanto	7,100	611,097

		1,299,273

TELECOMMUNICATION SERVICES — 2.4%
AT&T	17,800	615,702
Vodafone Group ADR	14,500	394,690

		1,010,392

UTILITIES — 3.3%
CenterPoint Energy	20,000	433,400
Dominion Resources	7,700	406,406
National Grid ADR	8,900	507,389

		1,347,195

TOTAL COMMON STOCK (Cost $36,574,736)		40,962,460

REPURCHASE AGREEMENT — 0.4%
Morgan Stanley 0.060%, dated 10/31/12, to be repurchased on 11/01/12, repurchase price $157,759 (collateralized by a U.S. Treasury Bill, par value $143,186, 0.750%, 02/15/42, with a total market value $160,915) (Cost $157,759)	$157,759	157,759

TOTAL INVESTMENTS — 100.2% (Cost $36,732,495)		$41,120,219

Percentages are based on Net Assets of $41,043,993.

* Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2012

The following is a list of the inputs used as of October 31, 2012 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$40,962,460	$—	$—	$40,962,460
Repurchase Agreement	—	157,759	—	157,759

Total Investments in Securities	$40,962,460	$157,759	$—	$41,120,219

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At October 31, 2012, sector diversification of the Portfolio was as follows (Unaudited):

Sector Diversification	% of Net Assets	Value
Common Stock
Information Technology	18.1%	$7,442,779
Industrials	16.8	6,888,347
Health Care	14.9	6,117,986
Financials	12.4	5,074,443
Energy	12.0	4,908,976
Consumer Discretionary	9.6	3,952,986
Consumer Staples	7.1	2,920,083
Utilities	3.3	1,347,195
Materials	3.2	1,299,273
Telecommunication Services	2.4	1,010,392

Total Common Stock	99.8	40,962,460
Repurchase Agreement	0.4	157,759

Total Investments	100.2	41,120,219
Total Other Assets and Liabilities	(0.2)	(76,226)

Net Assets	100.0%	$41,043,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 53.8%
	Face Amount	Value

CONSUMER DISCRETIONARY — 9.1%
AutoZone 4.000%, 11/15/20	$455,000	$494,486
Avis Budget Car Rental 8.250%, 01/15/19	295,000	321,919
Cooper Tire & Rubber 8.000%, 12/15/19	500,000	560,625
Foot Locker 8.500%, 01/15/22	750,000	825,938
Graton Economic Development Authority 9.625%, 09/01/19(A)	575,000	611,656
Macy’s Retail Holdings 7.600%, 06/01/25	500,000	581,665
NetFlix 8.500%, 11/15/17	650,000	687,375
NVR 3.950%, 09/15/22	500,000	519,218
O’Reilly Automotive 4.625%, 09/15/21	1,000,000	1,123,643
Regal Entertainment Group 9.125%, 08/15/18	500,000	555,000

		6,281,525

CONSUMER STAPLES — 1.5%
Hershey 5.450%, 09/01/16	860,000	999,109

ENERGY — 3.3%
Arch Coal 7.250%, 10/01/20	225,000	199,125
Atlas Pipeline Partners 8.750%, 06/15/18	150,000	160,500
Chesapeake Energy 9.500%, 02/15/15	50,000	56,000
McMoRan Exploration 11.875%, 11/15/14	415,000	435,750
Stone Energy 8.625%, 02/01/17	575,000	610,937
Valero Energy 7.500%, 04/15/32	600,000	791,965

		2,254,277

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — 22.2%
Aflac 8.500%, 05/15/19	$525,000	$713,406
Aircastle 9.750%, 08/01/18	450,000	509,063
Aspen Insurance Holdings 6.000%, 08/15/14	1,025,000	1,098,554
Bank of America 1.500%, 10/09/15	1,000,000	1,001,139
Capital One Capital V 10.250%, 08/15/39	500,000	515,000
CBRE Services 11.625%, 06/15/17	300,000	333,750
CME Group 3.000%, 09/15/22	1,000,000	1,027,020
General Electric Capital 5.300%, 02/11/21	500,000	581,790
Goldman Sachs Capital II 4.000%, 06/01/43(B)	500,000	395,200
Goldman Sachs Group 5.250%, 07/27/21	440,000	491,631
JPMorgan Chase 2.000%, 08/15/17	1,000,000	1,010,713
Markel 7.125%, 09/30/19	915,000	1,111,415
Montpelier Re Holdings 4.700%, 10/15/22	500,000	512,519
Morgan Stanley MTN 6.625%, 04/01/18	850,000	988,616
National Rural Utilities Cooperative Finance 10.375%, 11/01/18	500,000	743,643
Raymond James Financial 8.600%, 08/15/19	730,000	928,259
RenRe North America Holdings 5.750%, 03/15/20	850,000	953,432
Simon Property Group 10.350%, 04/01/19	435,000	626,787
Torchmark 9.250%, 06/15/19	710,000	964,795
Willis North America 6.200%, 03/28/17	684,000	785,519

		15,292,251

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — 5.6%
Amgen 5.375%, 05/15/43	$700,000	$840,423
Amgen 4.100%, 06/15/21	640,000	716,982
Celgene 3.250%, 08/15/22	940,000	968,938
Health Net 6.375%, 06/01/17	365,000	380,512
Thermo Fisher Scientific 3.600%, 08/15/21	400,000	433,950
WellPoint 3.125%, 05/15/22	525,000	534,945

		3,875,750

INDUSTRIALS — 3.3%
Air Canada 9.250%, 08/01/15(A)	500,000	520,000
Delta Air Lines 2007-1 Cl A Pass-Through Trust 6.821%, 08/10/22	513,819	577,379
Oshkosh 8.250%, 03/01/17	700,000	762,125
Triumph Group 8.000%, 11/15/17	375,000	411,562

		2,271,066

INFORMATION TECHNOLOGY — 4.6%
Corning 7.250%, 08/15/36	350,000	448,586
eBay 4.000%, 07/15/42	630,000	631,706
3.250%, 10/15/20	625,000	681,118
Kemet 10.500%, 05/01/18	350,000	348,688
Motorola Solutions 3.750%, 05/15/22	475,000	494,085
Symantec 4.200%, 09/15/20	540,000	573,931

		3,178,114

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — 0.8%
Methanex 6.000%, 08/15/15	$500,000	$544,829

TELECOMMUNICATION SERVICES — 1.4%
Frontier Communications 8.500%, 04/15/20	500,000	577,500
Verizon Virginia 7.625%, 12/01/12	400,000	402,018

		979,518

UTILITIES — 2.0%
Duke Energy 1.625%, 08/15/17	700,000	705,145
NRG Energy 8.500%, 06/15/19	620,000	671,150

		1,376,295

TOTAL CORPORATE OBLIGATIONS (Cost $34,744,300)		37,052,734

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 21.4%
Federal Home Loan Mortgage Corporation Gold
6.000%, 01/01/28	140,701	154,869
6.000%, 07/01/33	73,388	82,338
6.000%, 10/01/35	211,170	233,886
4.000%, 03/01/26	1,425,082	1,513,979
3.500%, 07/01/42	3,511,397	3,694,053
3.000%, 10/01/41	1,900,980	1,991,897
Federal National Mortgage Association
5.500%, 01/01/36	269,998	297,784
5.000%, 08/01/33	230,437	253,150
3.500%, 08/01/26	740,666	786,406
3.500%, 02/01/41	1,348,803	1,437,901
3.500%, 01/01/42	1,140,270	1,215,593
3.000%, 09/01/32	1,958,069	2,060,639
3.000%, 10/01/32	996,690	1,048,899

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (Cost $14,557,254)		14,771,394

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

U.S. TREASURY OBLIGATIONS — 9.2%
	Face Amount/ Shares	Value

U.S. Treasury Bond 3.000%, 05/15/42	$425,000	$439,012

U.S. Treasury Notes
4.000%, 08/15/18	500,000	589,102
1.750%, 05/31/16	1,975,000	2,063,259
1.625%, 08/15/22	800,000	795,625
1.375%, 09/30/18	815,000	836,712
1.125%, 05/31/19	1,625,000	1,632,998

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,287,025)		6,356,708

PREFERRED STOCK — 7.0%
FINANCIALS — 5.8%
Aegon, 7.250%	25,000	632,500
Allianz, 8.375%	40,000	1,033,752
Annaly Capital Management, 7.625%	10,000	255,800
Discover Financial Services, 6.500%	5,000	127,250
DuPont Fabros Technology, 7.625%	18,445	489,899
Endurance Specialty Holdings, 7.750%	25,000	686,750
Federal Home Loan Mortgage, Ser Z, 8.375%* (B)	35,000	60,900
Goldman Sachs Group, 5.950%*	10,000	250,500
Montpelier Re Holdings, 8.875%	17,500	483,000

		4,020,351

TELECOMMUNICATION SERVICES — 0.4%
Qwest, 7.000%	10,500	277,095

UTILITIES — 0.8%
Dominion Resources, Ser A, 8.375%	20,000	560,000

TOTAL PREFERRED STOCK (Cost $5,550,770)		4,857,446

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.2%
	Face Amount	Value

Federal Home Loan Mortgage Corporation 2.500%, 10/02/19	$1,400,000	$1,451,356
Federal National Mortgage Association
1.700%, 10/23/20	1,130,000	1,130,089
1.500%, 04/30/20	975,000	982,066

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,555,921)		3,563,511

OTHER MORTGAGE-BACKED OBLIGATION — 1.2%
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A2 3.149%, 08/15/46 (Cost $740,769)	735,000	791,447

REPURCHASE AGREEMENT — 3.8%
Morgan Stanley 0.060%, dated 10/31/12, to be repurchased on 11/01/12, repurchase price $2,583,060 (collateralized by a U.S. Treasury Bill, par value $2,344,433, 0.750%, 02/15/42, with a total market value $2,634,719) (Cost $2,583,056)	2,583,056	2,583,056

TOTAL INVESTMENTS — 101.6% (Cost $68,019,095)		$69,976,296

Percentages are based on Net Assets of $68,903,978.

*	Non-income producing security.
(A)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. The total value of these securities was $1,131,656 and represented 1.6% of Net Assets.
(B)	Variable rate security — Rate disclosed is the rate in effect on October 31, 2012.

Cl — Class

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2012

The following is a list of the inputs used as of October 31, 2012 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$37,052,734	$—	$37,052,734
U.S. Government Agency Mortgage-Backed Obligations	—	14,771,394	—	14,771,394
U.S. Treasury Obligations	—	6,356,708	—	6,356,708
Preferred Stock	4,857,446	—	—	4,857,446
U.S. Government Agency Obligations	—	3,563,511	—	3,563,511
Other Mortgage-Backed Obligation	—	791,447	—	791,447
Repurchase Agreement	—	2,583,056	—	2,583,056

Total Investments in Securities	$4,857,446	$65,118,850	$—	$69,976,296

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At October 31, 2012, sector diversification of the Portfolio was as follows (Unaudited):

Sector Diversification	% of Net Assets	Value
Corporate Obligations
Financials	22.2%	$15,292,251
Consumer Discretionary	9.1	6,281,525
Health Care	5.6	3,875,750
Information Technology	4.6	3,178,114
Industrials	3.3	2,271,066
Energy	3.3	2,254,277
Utilities	2.0	1,376,295
Consumer Staples	1.5	999,109
Telecommunication Services	1.4	979,518
Materials	0.8	544,829

Total Corporate Obligations	53.8	37,052,734
U.S. Government Agency Mortgage-Backed Obligations	21.4	14,771,394

U.S. Treasury Obligations	9.2	6,356,708

Preferred Stock	7.0	4,857,446

U.S. Government Agency Obligations	5.2	3,563,511

Other Mortgage-Backed Obligation	1.2	791,447

Repurchase Agreement	3.8	2,583,056

Total Investments	101.6	69,976,296
Total Other Assets and Liabilities	(1.6)	(1,072,318)

Net Assets	100.0%	$68,903,978

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W PORTFOLIOS FOR
THE YEAR ENDED
OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Portfolio	Fixed Income Portfolio
Assets:
Investments at Value (Cost $36,732,495 and $68,019,095, respectively)	$41,120,219	$69,976,296
Dividends and Interest Receivable	31,598	618,265
Receivable for Capital Shares Sold	10,030	292,079
Receivable due from Investment Adviser	—	16,871
Prepaid Expenses	10,980	11,973

Total Assets	41,172,827	70,915,484

Liabilities:
Payable for Capital Shares Redeemed	46,343	60,110
Payable due to Investment Adviser	26,553	26,022
Payable due to Administrator	8,041	13,134
Payable for Trustees’ Fees	2,273	3,699
Chief Compliance Officer Fees Payable	1,515	2,464
Payable for Investment Securities Purchased	—	1,835,783
Payable for Income Distributions	—	13,523
Other Accrued Expenses	44,109	56,771

Total Liabilities	128,834	2,011,506

Net Assets	$41,043,993	$68,903,978

NET ASSETS:
Paid-in-Capital	$40,204,345	$65,382,862
Undistributed Net Investment Income	—	78,192
Accumulated Net Realized Gain (Loss) on Investments	(3,548,076)	1,485,723
Net Unrealized Appreciation on Investments	4,387,724	1,957,201

Net Assets	$41,043,993	$68,903,978

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,704,706	6,461,002

Net Asset Value, per Share	$11.08	$10.66

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W PORTFOLIOS FOR
THE YEAR ENDED
OCTOBER 31, 2012

STATEMENTS OF OPERATIONS

	Equity Portfolio	Fixed Income Portfolio
Investment Income:
Dividends	$976,809	$289,374
Interest	73	2,519,050
Less: Foreign Taxes Withheld	(7,449)	—

Total Income	969,433	2,808,424

Expenses:
Investment Advisory Fees	314,852	288,816
Administration Fees	98,921	151,079
Trustees’ Fees	9,415	14,438
Chief Compliance Officer Fees	4,664	6,974
Transfer Agent Fees	43,735	52,390
Audit Fees	22,811	22,999
Shareholder Servicing Fees	21,496	31,149
Legal Fees	20,238	30,625
Filing and Registration Fees	18,531	20,489
Printing Fees	11,310	17,268
Custodian Fees	4,921	5,000
Other Expenses	8,496	28,887

Total Expenses	579,390	670,114

Less:
Waiver of Investment Advisory Fees	—	(188,747)
Fees Paid Indirectly — Note 4	(12)	(10)

Net Expenses	579,378	481,357

Net Investment Income	390,055	2,327,067

Net Realized Gain on Investments	1,416,837	1,696,203
Net Change in Unrealized Appreciation on Investments	2,134,718	1,513,550

Net Realized and Unrealized Gain on Investments	3,551,555	3,209,753

Net Increase in Net Assets Resulting from Operations	$3,941,610	$5,536,820

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income	$390,055	$350,779
Net Realized Gain on Investments	1,416,837	1,916,567
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,134,718	(932,832)

Net Increase in Net Assets Resulting from Operations	3,941,610	1,334,514

Dividends:
Net Investment Income	(427,282)	(408,414)

Total Dividends	(427,282)	(408,414)

Capital Share Transactions:
Issued	1,662,324	3,277,252
Reinvestment of Distributions	415,982	398,273
Redeemed	(7,972,341)	(6,835,497)

Net Decrease in Net Assets from Capital Share Transactions	(5,894,035)	(3,159,972)

Total Decrease in Net Assets	(2,379,707)	(2,233,872)

Net Assets:
Beginning of Year	43,423,700	45,657,572

End of Year (including undistributed (distributions in excess of) net investment income of $— and $(3), respectively)	$41,043,993	$43,423,700

Share Transactions:
Issued	158,955	312,198
Reinvestment of Distributions	39,427	37,645
Redeemed	(750,349)	(653,277)

Net Decrease in Shares Outstanding from Share Transactions	(551,967)	(303,434)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income	$2,327,067	$2,520,029
Net Realized Gain on Investments	1,696,203	1,134,716
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,513,550	(1,380,533)

Net Increase in Net Assets Resulting from Operations	5,536,820	2,274,212

Dividends and Distributions:
Net Investment Income	(2,523,593)	(2,638,292)
Net Realized Gain	(1,031,988)	(994,071)

Total Dividends and Distributions	(3,555,581)	(3,632,363)

Capital Share Transactions:
Issued	10,537,539	7,232,157
Reinvestment of Distributions	3,280,884	3,360,680
Redeemed	(8,323,611)	(8,592,908)

Net Increase in Net Assets from Capital Share Transactions	5,494,812	1,999,929

Total Increase in Net Assets	7,476,051	641,778

Net Assets:
Beginning of Year	61,427,927	60,786,149

End of Year (including undistributed net investment income of $78,192 and $65,284, respectively)	$68,903,978	$61,427,927

Share Transactions:
Issued	1,018,049	700,352
Reinvestment of Distributions	318,353	327,275
Redeemed	(806,545)	(828,123)

Net Increase in Shares Outstanding from Share Transactions	529,857	199,504

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.20	$10.01	$8.97	$8.58	$14.24

Income from Operations:
Net Investment Income(1)	0.10	0.08	0.05	0.09	0.12
Net Realized and Unrealized Gain (Loss)	0.89	0.20	1.05	0.38	(4.59)

Total from Operations	0.99	0.28	1.10	0.47	(4.47)

Dividends and Distributions:
Net Investment Income	(0.11)	(0.09)	(0.06)	(0.08)	(0.12)
Net Realized Gain	—	—	—	—	(1.07)
Return of Capital	—	—	—	—	— †

Total Dividends and Distributions	(0.11)	(0.09)	(0.06)	(0.08)	(1.19)

Net Asset Value, End of Year	$11.08	$10.20	$10.01	$8.97	$8.58

Total Return††	9.77%	2.80%	12.28%	5.64%	(34.02)%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$41,044	$43,424	$45,658	$43,227	$39,198
Ratio of Expenses to Average Net Assets(2)	1.38%	1.34%	1.30%	1.40%	1.22%
Ratio of Net Investment Income to Average Net Assets	0.93%	0.75%	0.57%	1.08%	1.00%
Portfolio Turnover Rate	22%	30%	34%	41%	46%

†	Amount was less than $0.01 per share.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.36	$10.61	$10.00	$8.60	$9.98

Income from Operations:
Net Investment Income(1)	0.38	0.44	0.48	0.47	0.48
Net Realized and Unrealized Gain (Loss)	0.51	(0.05)	0.61	1.40	(1.37)

Total from Operations	0.89	0.39	1.09	1.87	(0.89)

Dividends and Distributions:
Net Investment Income	(0.41)	(0.46)	(0.48)	(0.47)	(0.49)
Net Realized Gain	(0.18)	(0.18)	—	—	—

Total Dividends and Distributions	(0.59)	(0.64)	(0.48)	(0.47)	(0.49)

Net Asset Value, End of Year	$10.66	$10.36	$10.61	$10.00	$8.60

Total Return†	8.88%	3.91%	11.16%	22.23%	(9.35)%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$68,904	$61,428	$60,786	$52,344	$44,055
Ratio of Expenses to Average Net Assets(2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.04%	1.03%	1.00%	1.09%	0.95%
Ratio of Net Investment Income to Average Net Assets	3.63%	4.27%	4.63%	5.01%	4.87%
Portfolio Turnover Rate	104%	93%	89%	147%	103%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, a diversified portfolio and the TS&W Fixed Income Portfolio, a diversified portfolio (the “Portfolios”). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolios’ Board of Trustees (the “Board”). The Portfolios’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of October 31, 2012, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Portfolios adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Portfolio’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2012, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

“more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Portfolios did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The TS&W Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the year ended October 31, 2012 and the year ended October 31, 2011 there were no redemption fees retained by the TS&W Equity Portfolio.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegel & Walmsley LLC (the “Adviser”). These fees are disclosed on the Statements of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for each Portfolio, as follows:

TS&W Portfolios	Rate
Equity	0.75%
Fixed Income	0.45%

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios’ total annual operating expenses from exceeding 1.50% and 0.75%, of the average daily net assets of TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respectively. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the year ended October 31, 2012, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

TS&W Portfolios	Purchases	Sales and Maturities
Equity	$9,083,063	$14,914,463
Fixed Income	34,995,489	32,609,268

Purchases and sales and maturities of long-term U.S. Government securities were $34,845,755 and $31,208,761, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences, primarily attributable to real estate investment trust adjustments, paydown adjustments and distribution in excess have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Equity Portfolio	$37,230	$(8,642)	$(28,588)
Fixed Income Portfolio	209,434	(209,434)	—

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

TS&W Portfolios	Ordinary Income	Long-Term Capital Gain	Total
Equity
2012	$427,282	$—	$427,282
2011	408,414	—	408,414
Fixed Income
2012	$2,926,622	$628,959	$3,555,581
2011	3,503,686	128,677	3,632,363

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

	TS&W Portfolios
	Equity	Fixed Income
Undistributed Ordinary Income	$—	$1,042,451
Undistributed Long-Term Capital Gain	—	726,137
Capital Loss Carryforwards	(3,531,946)	—
Unrealized Appreciation	4,371,600	1,929,689
Other Temporary Differences	(6)	(177,161)

Total Distributable Earnings	$839,648	$3,521,116

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

TS&W Portfolios	Expires 2017	Total Capital Loss Carryforward 10/31/12
Equity	$3,531,946	$3,531,946

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

During the year ended October 31, 2012, the TS&W Equity Portfolio utilized $1,407,414 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at October 31, 2012, were as follows:

TS&W Portfolios	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Equity	$36,748,619	$6,637,369	$(2,265,769)	$4,371,600
Fixed Income	68,046,607	2,978,144	(1,048,455)	1,929,689

8.	Concentration of Risk:

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Portfolio’s share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9. Other:

At October 31, 2012, the percentage of total shares outstanding held by a limited number of shareholders for each Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

TS&W Portfolios	No. of Shareholders	% Ownership
Equity	1	74%
Fixed Income	1	73%

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2012

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.	Subsequent Events:

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments with the exception of the following.

During the Quarterly Meeting of the Board of the Trust held on November 13-14, 2012, the Board approved the proposed reorganization of the TS&W Fixed Income Portfolio (the “Portfolio”) into a newly created series (the “New Series”) of a fund complex that is not affiliated with the Trust (the “Adopting Fund Complex”). The proposed reorganization is subject to approval by shareholders of the Portfolio at a special meeting of the shareholders and by the Board of the Adopting Fund Complex. If approved, shares of the Portfolio will be exchanged, on a tax-free basis, for shares of the New Series with an equal aggregate net asset value.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisor’s Inner Circle Fund and Shareholders of

TS&W Equity Portfolio and

TS&W Fixed Income Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio and TS&W Fixed Income Portfolio (two of the portfolios constituting The Advisor’s Inner Circle Fund, hereafter referred to as the “Portfolios”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (concluded) (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,013.70	1.36%	$6.90

Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.35	1.36	6.92
TS&W Fixed Income Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,049.40	0.75%	$3.87

Hypothetical 5% Return
Institutional Shares	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Other Directorships Held by Trustee/Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information

At October 31, 2012, the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio hereby designate $427,282 and $2,979,109, respectively, as ordinary income dividends. The TS&W Equity Portfolio and TS&W Fixed Income Portfolio designates $427,282 and $211,951, respectively, as corporate dividends received deduction. In addition the TS&W Fixed Income Portfolio designated $628,959 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 2012, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 1.97%.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as “Qualifying Dividend Income” is $427,282 and $211,951 for the TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respectively. It is the intention for each of the Portfolios to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, “Qualified Interest Income” represents the amount of qualifying interest that is exempt from U.S. Withholding when paid to foreign investors. TS&W Equity Portfolio and TS&W Fixed Income Portfolio, hereby designate $32 and $2,246,473, respectively, as qualified interest income.

As created by the American Jobs Creation Act of 2004, “Short-Term Capital Gain Dividends” represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The TS&W Fixed Income Portfolio hereby designates $403,028, as short-term capital gain dividends.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

TS&W Portfolios

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a

current prospectus for the Portfolios described.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.